                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 4, 2001
                                                          -------------


                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



              Wisconsin                   1-11091               22-2849508
   ------------------------------    -----------------     --------------------
   (State or other jurisdiction      (Commission File      (IRS Employer
   of incorporation)                 Number)               Identification No.)

                    48 Congress Street
                Portsmouth, New Hampshire                         03801
         ----------------------------------------               ----------
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (603) 433-6131
                                                   ---------------



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Item 5. Other Events

         On April 4, 2001, Apogent Technologies Inc. announced completion of a private placement of senior notes pursuant to the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.  Exhibit

   99.1      Press Release, dated April 4, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APOGENT TECHNOLOGIES INC.

Date: April 9, 2001                    By:   /s/  Jeffrey C. Leathe
                                             -----------------------------------
                                             Jeffrey C. Leathe
                                             Executive Vice President - Finance,
                                             Chief Financial Officer & Treasurer


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                            APOGENT TECHNOLOGIES INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                               DATED APRIL 4, 2001

                                                    INCORPORATED
    EXHIBIT                                           HEREIN BY           FILED
    NUMBER                DESCRIPTION               REFERENCE TO        HEREWITH
    ------                -----------               ------------        --------

     99.1        Press Release dated April 4,                              X
                 2001






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